UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 19, 2004


                          TRANSATLANTIC HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)


                     Delaware            1-10545                  13-3355897
                (State or Other   (Commission File Number)      (IRS Employer
                Jurisdiction of                                 Identification
                Incorporation)                                   Number)


                    80 Pine Street, New York, New York        10005
               (Address of Principal Executive Offices)    (Zip Code)

       Registrant's telephone number, including area code: (212) 770-2000

                                      NONE
                   ------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 9. Regulation FD Disclosure.

     On August 19, 2004, Transatlantic Holdings, Inc. ("TRH") issued a press release announcing its estimate of its loss, net of tax, from Hurricane Charley. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

     The text of the press release is being furnished and is not filed for purposes of Section 18 of the Securities Exchange Act of 1934.

                                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 TRANSATLANTIC HOLDINGS, INC.
                                                       (Registrant)

Date: August 19, 2004
                                                By   /s/ STEVEN S. SKALICKY
                                                     ---------------------------
                                               Name: Steven S. Skalicky
                                              Title: Executive Vice President
                                                     and Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit No.                                  Description
--------------                               -----------
99.1                         Press release of Transatlantic Holdings, Inc. dated
                             August 19, 2004.